================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)              May 15, 2000
                                                                 ------------


                      FIRST USA BANK, NATIONAL ASSOCIATION
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

            (As Servicer on behalf of CC MASTER CREDIT CARD TRUST II
               (FORMERLY CHEVY CHASE MASTER CREDIT CARD TRUST II))

   Laws of the United States                 33-99334                      51-0269396
-------------------------------      ------------------------     ----------------------------
(State or other jurisdiction of      (Commission File Number)     (IRS Employer Identification
 incorporation or organization)                                              Number)


201 North Walnut Street, Wilmington, Delaware                     19801
---------------------------------------------                    --------
(Address of principal executive offices)                         (Zip Code)


                                  302/594-4117
               --------------------------------------------------
               Registrant's telephone number, including area code


                                       N/A
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

================================================================================

Item 7.   Financial Statements and Exhibits

      (c) Exhibits.

          The following exhibits are filed as a part of this report:

          99.1 Monthly Certificateholders' Statement for Series 1995-A

          99.2 Monthly Statement to Certificateholders for Series 1995-A

          99.3 Monthly Certificateholders' Statement for Series 1995-C

          99.4 Monthly Statement to Certificateholders for Series 1995-C

          99.5 Monthly Certificateholders' Statement for Series 1996-A

          99.6 Monthly Statement to Certificateholders for Series 1996-A

          99.7 Monthly Certificateholders' Statement for Series 1996-C

          99.8 Monthly Statement to Certificateholders for Series 1996-C

          99.9 Monthly Certificateholders' Statement for Series 1998-A

          99.10 Monthly Statement to Certificateholders for Series 1998-A

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           FIRST USA BANK, NATIONAL ASSOCIATION
                           As Servicer of the CC Master Credit Card Trust II (formerly Chevy Chase Master Credit Card Trust II)


                           By: /s/ Tracie H. Klein
                               -------------------
                               Name:  Tracie H. Klein
                               Title: First Vice President


Date: May 15, 2000
      ------------

                                  Exhibit Index


Exhibit No.                    Description                                 Page

99.1          Monthly Certificateholders' Statement for Series 1995-A
99.2          Monthly Statement to Certificateholders for Series 1995-A
99.3          Monthly Certificateholders' Statement for Series 1995-C
99.4          Monthly Statement to Certificateholders for Series 1995-C
99.5          Monthly Certificateholders' Statement for Series 1996-A
99.6          Monthly Statement to Certificateholders for Series 1996-A
99.7          Monthly Certificateholders' Statement for Series 1996-C
99.8          Monthly Statement to Certificateholders for Series 1996-C
99.9          Monthly Certificateholders' Statement for Series 1998-A
99.10         Monthly Statement to Certificateholders for Series 1998-A

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
                                  SERIES 1995-A

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"), First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"), First USA, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 2000, and with respect to the performance of the Trust during the month of April, 2000 is set forth below. Certain of the information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A)   Information Regarding Distributions to the Class A
          Certificateholders, per $1,000 original
          certificate principal amount.

          (1) The total amount of the distribution to Class
          A Certificateholders, per $1,000 original
          certificate principal amount                               $ 4.9622222

          (2) The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Class A Certificates, per $1,000 original
          certificate principal amount                               $ 4.9622222

          (3) The amount of the distribution set forth in
          paragraph 1 above in respect of principal of the
          Class A Certificates, per $1,000 original
          certificate principal amount                               $ 0.0000000

     B)   Class A Investor Charge Offs and Reimbursement of
          Charge Offs

          (1)  The amount of Class A Investor Charge Offs            $ 0.0000000

          (2) The amount of Class A Investor Charge Offs set
          forth in paragraph 1 above, per $1,000 original
          certificate principal amount                               $ 0.0000000

          (3) The total amount reimbursed in respect of
          Class A Investor Charge Offs                               $ 0.0000000

          (4) The amount set forth in paragraph 3 above, per
          $1,000 original certificate principal amount               $ 0.0000000

          (5) The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date                                                       $ 0.0000000

     C)   Information Regarding Distributions to the Class B
          Certificateholders, per $1,000 original
          certificate principal amount.

          (1) The total amount of the distribution to Class
          B Certificatedholders, per $1,000 original
          certificate principal amount                               $ 5.0477778

          (2) The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Class B Certificates, per $1,000 original
          cerificate principal amount                                $ 5.0477778

          (3) The amount of the distribution set forth in
          paragraph 1 above in respect of principal on the
          Class B Certificates, per $1,000 original
          cerificate principal amount                                $ 0.0000000

     D)   Class B Investor Charge Offs and Reimbursement of
          Charge Offs

          (1) The amount of Class B Investor Charge Offs             $ 0.0000000

          (2) The amount of Class B Investor Charge Offs set
          forth in paragraph 1 above, per $1,000 original
          certificate principal amount                               $ 0.0000000

          (3) The total amount reimbursed in respect of
          Class B Investor Charge Offs                               $ 0.0000000

          (4) The amount set forth in paragraph 3 above, per
          $1,000 original certificate principal amount               $ 0.0000000

          (5) The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date                                                       $ 0.0000000

                                        First USA Bank, NA,
                                        as Servicer


                                        By  /s/ Tracie H. Klein
                                            -----------------------
                                            Tracie H. Klein
                                            First Vice President

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES

Beginning of the Month Principal Receivables:                 $2,705,997,179.62
Beginning of the Month Finance Charge Receivables:            $  126,088,094.43
Beginning of the Month Discounted Receivables:                $            0.00
Beginning of the Month Total Receivables:                     $2,832,085,274.05

Removed Principal Receivables:                                $            0.00
Removed Finance Charge Receivables:                           $            0.00
Removed Total Receivables:                                    $            0.00

Additional Principal Receivables:                             $            0.00
Additional Finance Charge Receivables:                        $            0.00
Additional Total Receivables:                                 $            0.00

Discounted Receivables Generated this Period:                 $            0.00

End of the Month Principal Receivables:                       $2,680,593,719.10
End of the Month Finance Charge Receivables:                  $  126,557,096.55
End of the Month Discounted Receivables:                      $            0.00
End of the Month Total Receivables:                           $2,807,150,815.65

Special Funding Account Balance                               $            0.00
Aggregate Invested Amount (all Master Trust Series)           $2,300,000,000.00
End of the Month Transferor Amount                            $  380,593,719.10
End of the Month Transferor Percentage                                   14.20%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                   RECEIVABLES

       30-59 Days Delinquent                                  $   53,079,113.57
       60-89 Days Delinquent                                  $   41,297,365.44
       90+ Days Delinquent                                    $   91,334,239.12

       Total 30+ Days Delinquent                              $  185,710,718.13
       Delinquent Percentage                                              6.62%

Defaulted Accounts During the Month                           $   19,268,588.67
Annualized Default Percentage                                             8.54%

Principal Collections                                            342,451,916.88
Principal Payment Rate                                                   12.66%

Total Payment Rate                                                       13.60%

INVESTED AMOUNTS

       Class A Initial Invested Amount                        $  368,000,000.00
       Class B Initial Invested Amount                        $   32,000,000.00

INITIAL INVESTED AMOUNT                                       $  400,000,000.00

       Class A Invested Amount                                $  368,000,000.00
       Class B Invested Amount                                $   32,000,000.00

INVESTED AMOUNT                                               $  400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                           14.78%
PRINCIPAL ALLOCATION PERCENTAGE                                          14.78%

MONTHLY SERVICING FEE                                         $      500,000.00

INVESTOR DEFAULT AMOUNT                                       $    2,848,282.78

CLASS A AVAILABLE FUNDS --

CLASS A FLOATING PERCENTAGE                                              92.00%

       Class A Finance Charge Collections                     $    6,259,714.68
       Other Amounts                                          $            0.00

TOTAL CLASS A AVAILABLE FUNDS                                 $    6,259,714.68

       Class A Monthly Interest                               $    1,826,097.78
       Class A Servicing Fee                                  $      460,000.00
       Class A Investor Default Amount                        $    2,620,420.16

TOTAL CLASS A EXCESS SPREAD                                   $    1,353,196.74

REQUIRED AMOUNT                                               $            0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                               8.00%

       Class B Finance Charge Collections                     $      544,323.02
       Other Amounts                                          $            0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $      544,323.02

       Class B Monthly Interest                               $      161,528.89
       Class B Servicing Fee                                  $       40,000.00

TOTAL CLASS B EXCESS SPREAD                                   $      342,794.13

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                           $    1,695,990.87

       Excess Spread Applied to Required Amount               $            0.00

       Excess Spread Applied to Class A Investor              $            0.00
       Charge Offs

       Excess Spread Applied to Class B Items                 $      227,862.62

       Excess Spread Applied to Class B Investor              $            0.00
       Charge Offs

       Excess Spread Applied to Monthly Cash                  $       25,098.55
       Collateral Fee

       Excess Spread Applied to Cash Collateral               $            0.00
       Account

       Excess Spread Applied to other amounts owed            $            0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $    1,443,029.70

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $    8,102,429.05

SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $            0.00
SERIES 1995-A

       Excess Finance Charge Collections Applied to           $            0.00
       Required Amount

       Excess Finance Charge Collections Applied to           $            0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to           $            0.00
       Class B Items

       Excess Finance Charge Collections Applied to           $            0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to           $            0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to           $            0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to           $            0.00
       other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --

       Base Rate (Current Month)                                          8.39%
       Base Rate (Prior Month)                                            8.26%
       Base Rate (Two Months Ago)                                         8.14%

THREE MONTH AVERAGE BASE RATE                                             8.26%

       Portfolio Yield (Current Month)                                   11.87%
       Portfolio Yield (Prior Month)                                     14.40%
       Portfolio Yield (Two Months Ago)                                  12.33%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.87%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                             92.00%

       Class A Principal Collections                          $   46,571,542.96

CLASS B PRINCIPAL PERCENTAGE                                              8.00%

       Class B Principal Collections                          $    4,049,699.39

TOTAL PRINCIPAL COLLECTIONS                                   $   50,621,242.35

INVESTOR DEFAULT AMOUNT                                       $    2,848,282.78

REALLOCATED PRINCIPAL COLLECTIONS                             $            0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $            0.00
SERIES

CLASS A AMORTIZATION --

       Controlled Amortization Amount                         $            0.00
       Deficit Controlled Amortization Amount                 $            0.00

CONTROLLED DISTRIBUTION AMOUNT                                $            0.00

CLASS B AMORTIZATION --

       Controlled Amortization Amount                         $            0.00
       Deficit Controlled Amortization Amount                 $            0.00

CONTROLLED DISTRIBUTION AMOUNT                                $            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $   53,469,525.13
SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                  $            0.00

CLASS B INVESTOR CHARGE OFFS                                  $            0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $            0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $            0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                        $   52,000,000.00
       Available Cash Collateral Amount                       $   52,000,000.00

INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                     $            0.00
       Class B Interest Rate Cap Payments                     $            0.00


TOTAL DRAW AMOUNT                                             $            0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $            0.00

                                      First USA Bank, NA
                                      as Servicer

                                      By: /s/ Tracie H. Klein
                                         -----------------------
                                         Tracie H. Klein
                                         First Vice President

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
                                  SERIES 1995-C

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"), First USA Bank, NA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"), First USA, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 2000,and with respect to the performance of the Trust during the month of April, 2000, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-C Certificate (a "Certificate").Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A)   Information Regarding Distributions to the Class A
          Certificateholders, per $1,000 original
          certificate principal amount.

          (1) The total amount of the distribution to Class
          A Certificateholders, per $1,000 original
          certificate principal amount                               $ 4.9700000

          (2) The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Class A Certificates, per $1,000 original
          certificate principal amount                               $ 4.9700000

          (3) The amount of the distribution set forth in
          paragraph 1 above in respect of principal of the
          Class A Certificates, per $1,000 original
          certificate principal amount                               $ 0.0000000

     B)   Class A Investor Charge Offs and Reimbursement of
          Charge Offs

          (1) The amount of Class A Investor Charge Offs             $ 0.0000000

          (2) The amount of Class A Investor Charge Offs set
          forth in paragraph 1 above, per $1,000 original
          certificate principal amount                               $ 0.0000000

          (3) The total amount reimbursed in respect of
          Class A Investor Charge Offs                               $ 0.0000000

          (4) The amount set forth in paragraph 3 above, per
          $1,000 original certificate principal amount               $ 0.0000000

          (5) The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date                                                       $ 0.0000000

     C)   Information Regarding Distributions to the Class B
          Certificateholders, per $1,000 original
          certificate principal amount.

          (1) The total amount of the distribution to Class
          B Certificatedholders, per $1,000 original
          certificate principal amount                               $ 5.0672222

          (2) The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Class B Certificates, per $1,000 original
          cerificate principal amount                                $ 5.0672222

          (3) The amount of the distribution set forth in
          paragraph 1 above in respect of principal on the
          Class B Certificates, per $1,000 original
          cerificate principal amount                                $ 0.0000000

     D)   Class B Investor Charge Offs and Reimbursement of
          Charge Offs

          (1) The amount of Class B Investor Charge Offs             $ 0.0000000

          (2) The amount of Class B Investor Charge Offs set
          forth in paragraph 1 above, per $1,000 original
          certificate principal amount                               $ 0.0000000

          (3) The total amount reimbursed in respect of
          Class B Investor Charge Offs                               $ 0.0000000

          (4) The amount set forth in paragraph 3 above, per
          $1,000 original certificate principal amount               $ 0.0000000

          (5) The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date                                                       $ 0.0000000

                                            First USA Bank, NA,
                                            as Servicer

                                            By  /s/ Tracie H. Klein
                                                ---------------------
                                                Tracie H. Klein
                                                First Vice President

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES

Beginning of the Month Principal Receivables:                               $2,705,997,179.62
Beginning of the Month Finance Charge Receivables:                          $  126,088,094.43
Beginning of the Month Discounted Receivables:                              $            0.00
Beginning of the Month Total Receivables:                                   $2,832,085,274.05

Removed Principal Receivables:                                              $            0.00
Removed Finance Charge Receivables:                                         $            0.00
Removed Total Receivables:                                                  $            0.00

Additional Principal Receivables:                                           $            0.00
Additional Finance Charge Receivables:                                      $            0.00
Additional Total Receivables:                                               $            0.00

Discounted Receivables Generated this Period:                               $            0.00

End of the Month Principal Receivables:                                     $2,680,593,719.10
End of the Month Finance Charge Receivables:                                $  126,557,096.55
End of the Month Discounted Receivables:                                    $            0.00
End of the Month Total Receivables:                                         $2,807,150,815.65

Special Funding Account Balance                                             $            0.00
Aggregate Invested Amount (all Master Trust Series)                         $2,300,000,000.00
End of the Month Transferor Amount                                          $  380,593,719.10
End of the Month Transferor Percentage                                                 14.20%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                 RECEIVABLES

       30-59 Days Delinquent                                                $   53,079,113.57
       60-89 Days Delinquent                                                $   41,297,365.44
       90+ Days Delinquent                                                  $   91,334,239.12


       Total 30+ Days Delinquent                                            $  185,710,718.13
       Delinquent Percentage                                                            6.62%

Defaulted Accounts During the Month                                         $   19,268,588.67
Annualized Default Percentage                                                           8.54%

Principal Collections                                                          342,451,916.88
Principal Payment Rate                                                                 12.66%

Total Payment Rate                                                                     13.60%

INVESTED AMOUNTS

       Class A Initial Invested Amount                                      $  322,000,000.00
       Class B Initial Invested Amount                                      $   28,000,000.00

INITIAL INVESTED AMOUNT                                                     $  350,000,000.00

       Class A Invested Amount                                              $  368,000,000.00
       Class B Invested Amount                                              $   32,000,000.00

INVESTED AMOUNT                                                             $  400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                         14.78%
PRINCIPAL ALLOCATION PERCENTAGE                                                        14.78%

MONTHLY SERVICING FEE                                                       $      500,000.00

INVESTOR DEFAULT AMOUNT                                                     $    2,848,282.78

CLASS A AVAILABLE FUNDS --

CLASS A FLOATING PERCENTAGE                                                            92.00%

       Class A Finance Charge Collections                                   $    6,259,714.68
       Other Amounts                                                        $            0.00

TOTAL CLASS A AVAILABLE FUNDS                                               $    6,259,714.68


       Class A Monthly Interest                                             $    1,828,960.00
       Class A Servicing Fee                                                $      460,000.00
       Class A Investor Default Amount                                      $    2,620,420.16

TOTAL CLASS A EXCESS SPREAD                                                 $    1,350,334.52

REQUIRED AMOUNT                                                             $            0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                                             8.00%

       Class B Finance Charge Collections                                   $      544,323.02
       Other Amounts                                                        $            0.00

TOTAL CLASS B AVAILABLE FUNDS                                               $      544,323.02

       Class B Monthly Interest                                             $      162,151.11
       Class B Servicing Fee                                                $       40,000.00

TOTAL CLASS B EXCESS SPREAD                                                 $      342,171.91

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                                         $    1,692,506.43

       Excess Spread Applied to Required Amount                             $            0.00

       Excess Spread Applied to Class A Investor                            $            0.00
       Charge Offs

       Excess Spread Applied to Class B                                     $      227,862.62
       Interest, Servicing Fee and Default
       Amount

       Excess Spread Applied to Reductions of                               $            0.00
       Class B Invested Amount

       Excess Spread Applied to Monthly Cash                                $       25,133.67
       Collateral Fee

       Excess Spread Applied to Cash Collateral                             $            0.00
       Account

       Excess Spread Applied to other amounts owed                          $          147.61
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                 $    1,439,362.53

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                           $    8,102,429.05

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                              $            0.00
SERIES 1995-C

       Excess Finance Charge Collections Applied to                         $            0.00
       Required Amount

       Excess Finance Charge Collections Applied to                         $            0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to                         $            0.00
       Class B Interest, Servicing Fee and Default Amounts

       Excess Finance Charge Collections Applied to                         $            0.00
       Reductions of Class B Invested Amount

       Excess Finance Charge Collections Applied to                         $            0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to                         $            0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to                         $            0.00
       other amounts owed Cash Collateral Depositor


YIELD AND BASE RATE --

       Base Rate (Current Month)                                                        8.40%
       Base Rate (Prior Month)                                                          8.27%
       Base Rate (Two Months Ago)                                                       8.16%

THREE MONTH AVERAGE BASE RATE                                                           8.28%

       Portfolio Yield (Current Month)                                                 11.87%
       Portfolio Yield (Prior Month)                                                   14.40%
       Portfolio Yield (Two Months Ago)                                                12.33%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                    12.87%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                           92.00%

       Class A Principal Collections                                        $   46,571,542.96

CLASS B PRINCIPAL PERCENTAGE                                                            8.00%

       Class B Principal Collections                                        $    4,049,699.39

TOTAL PRINCIPAL COLLECTIONS                                                 $   50,621,242.35

INVESTOR DEFAULT AMOUNT                                                     $    2,848,282.78

REALLOCATED PRINCIPAL COLLECTIONS                                           $            0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                           $            0.00
SERIES

CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                                       $            0.00
       Deficit Controlled Amortization Amount                               $            0.00

CONTROLLED DEPOSIT AMOUNT                                                   $            0.00


CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                                       $            0.00
       Deficit Controlled Accumulation Amount                               $            0.00

CONTROLLED DEPOSIT AMOUNT                                                   $            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                         $   53,469,525.13
SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                                $            0.00

CLASS B INVESTOR CHARGE OFFS                                                $            0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                     $            0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                     $            0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                                      $   52,000,000.00
       Available Cash Collateral Amount                                     $   52,000,000.00

TOTAL DRAW AMOUNT                                                           $            0.00
CASH COLLATERAL ACCOUNT SURPLUS                                             $            0.00




                                            First USA Bank, NA
                                            as Servicer


                                            By: /s/ Tracie H. Klein
                                                ---------------------
                                                 Tracie H. Klein
                                                 First Vice President

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
                                  SERIES 1996-A


           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 (the "Pooling and Servicing Agreement"), among First USA Bank, NA, (First USA"), as Transferor and Servicer, First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"). First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1996-A Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust") during the previous month. The information that is required to be prepared with respect to the May 15, 2000, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the April, 2000, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A)   Information Regarding Distributions to the Class A
          Certificateholders, per $1,000 original
          certificate principal amount.

          (1) The total amount of the distribution to Class
          A Certificateholders, per $1,000 original
          certificate principal amount                               $ 4.8844444

          (2) The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Class A Certificates, per $1,000 original
          certificate principal amount                               $ 4.8844444

          (3) The amount of the distribution set forth in
          paragraph 1 above in respect of principal of the
          Class A Certificates, per $1,000 original
          certificate principal amount                               $ 0.0000000

     B)   Class A Investor Charge Offs and Reimbursement of
          Charge Offs

          (1) The amount of Class A Investor Charge Offs             $ 0.0000000

          (2) The amount of Class A Investor Charge Offs set
          forth in paragraph 1 above, per $1,000 original
          certificate principal amount                               $ 0.0000000

          (3) The total amount reimbursed in respect of
          Class A Investor Charge Offs                               $ 0.0000000

          (4) The amount set forth in paragraph 3 above, per
          $1,000 original certificate principal amount               $ 0.0000000

          (5) The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date                                                       $ 0.0000000

     C)   Information Regarding Distributions to the Class B
          Certificateholders, per $1,000 original
          certificate principal amount.

          (1) The total amount of the distribution to Class
          B Certificatedholders, per $1,000 original
          certificate principal amount                               $ 5.0594444

          (2) The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Class B Certificates, per $1,000 original
          cerificate principal amount                                $ 5.0594444

          (3) The amount of the distribution set forth in
          paragraph 1 above in respect of principal on the
          Class B Certificates, per $1,000 original
          cerificate principal amount                                $ 0.0000000

     D)   Class B Investor Charge Offs and Reimbursement of
          Charge Offs

          (1) The amount of Class B Investor Charge Offs             $ 0.0000000

          (2) The amount of Class B Investor Charge Offs set
          forth in paragraph 1 above, per $1,000 original
          certificate principal amount                               $ 0.0000000

          (3) The total amount reimbursed in respect of
          Class B Investor Charge Offs                               $ 0.0000000

          (4) The amount set forth in paragraph 3 above, per
          $1,000 original certificate principal amount               $ 0.0000000

          (5) The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date                                                       $ 0.0000000

                                           First USA Bank, NA,
                                           as Servicer

                                           By  /s/ Tracie H. Klein
                                               ---------------------------
                                               Tracie H. Klein
                                               First Vice President

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1996-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES

Beginning of the Month Principal Receivables:                             $ 2,705,997,179.62
Beginning of the Month Finance Charge Receivables:                        $   126,088,094.43
Beginning of the Month Discounted Receivables:                            $             0.00
Beginning of the Month Total Receivables:                                 $ 2,832,085,274.05

Removed Principal Receivables:                                            $             0.00
Removed Finance Charge Receivables:                                       $             0.00
Removed Total Receivables:                                                $             0.00

Additional Principal Receivables:                                         $             0.00
Additional Finance Charge Receivables:                                    $             0.00
Additional Total Receivables:                                             $             0.00

Discounted Receivables Generated this Period:                             $             0.00

End of the Month Principal Receivables:                                   $ 2,680,593,719.10
End of the Month Finance Charge Receivables:                              $   126,557,096.55
End of the Month Discounted Receivables:                                  $             0.00
End of the Month Total Receivables:                                       $ 2,807,150,815.65

Special Funding Account Balance                                           $             0.00
Aggregate Invested Amount (all Master Trust Series)                       $ 2,300,000,000.00
End of the Month Transferor Amount                                        $   380,593,719.10
End of the Month Transferor Percentage                                                14.20%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                RECEIVABLES

       30-59 Days Delinquent                                              $    53,079,113.57
       60-89 Days Delinquent                                              $    41,297,365.44
       90+ Days Delinquent                                                $    91,334,239.12


       Total 30+ Days Delinquent                                          $   185,710,718.13
       Delinquent Percentage                                                           6.62%

Defaulted Accounts During the Month                                       $    19,268,588.67
Annualized Default Percentage                                                          8.54%

Principal Collections                                                         342,451,916.88
Principal Payment Rate                                                                12.66%

Total Payment Rate                                                                    13.60%

INVESTED AMOUNTS

       Class A Initial Invested Amount                                    $   369,000,000.00
       Class B Initial Invested Amount                                    $    38,250,000.00
       Class C Initial Invested Amount                                    $    42,750,000.00

INITIAL INVESTED AMOUNT                                                   $   450,000,000.00

       Class A Invested Amount                                            $   369,000,000.00
       Class B Invested Amount                                            $    38,250,000.00
       Class C Invested Amount                                            $    42,750,000.00

INVESTED AMOUNT                                                           $   450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                        16.63%
PRINCIPAL ALLOCATION PERCENTAGE                                                       16.63%

MONTHLY SERVICING FEE                                                     $       562,500.00

INVESTOR DEFAULT AMOUNT                                                   $     3,204,308.49

CLASS A AVAILABLE FUNDS --

CLASS A FLOATING PERCENTAGE                                                           82.00%

       Class A Finance Charge Collections                                 $     6,276,707.29
       Other Amounts                                                      $             0.00

TOTAL CLASS A AVAILABLE FUNDS                                             $     6,276,707.29


       Class A Monthly Interest                                           $     1,802,360.00
       Class A Servicing Fee                                              $       461,250.00
       Class A Investor Default Amount                                    $     2,627,532.96

TOTAL CLASS A EXCESS SPREAD                                               $     1,385,564.33

REQUIRED AMOUNT                                                           $             0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                                            8.50%

       Class B Finance Charge Collections                                 $       650,634.30
       Other Amounts                                                      $             0.00

TOTAL CLASS B AVAILABLE FUNDS                                             $       650,634.30

       Class B Monthly Interest                                           $       193,523.75
       Class B Servicing Fee                                              $        47,812.50

TOTAL CLASS B EXCESS SPREAD                                               $       409,298.05
CLASS B INVESTOR DEFAULT AMOUNT                                                   272,366.22
CLASS B REQUIRED AMOUNT                                                           272,366.22

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                                       $     2,468,604.39

       Excess Spread Applied to Class A Required Amount                   $             0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                                        $             0.00

       Excess Spread Applied to Class B
       Required Amount                                                    $       272,366.22

       Excess Spread Applied to Reductions of                             $             0.00
       Class B Invested Amount


       Excess Spread Applied to Class C Required Amount                   $       541,481.81

       Excess Spread Applied to Reductions of
       Class C Invested Amount                                            $             0.00

       Excess Spread Applied to Monthly Cash                              $        93,750.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral                           $             0.00
       Account

       Excess Spread Applied to Spread Account                            $             0.00

       Excess Spread Applied to Reserve Account                           $             0.00

       Excess Spread Applied to other amounts owed                        $             0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders                           $             0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                               $     1,561,006.36

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                         $     8,102,429.05

SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                            $             0.00
SERIES 1996-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                                            $             0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                                       $             0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                                            $             0.00


       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                              $             0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                                            $             0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                              $             0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                                        $             0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor                       $             0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual Interest
       Holders                                                            $             0.00

YIELD AND BASE RATE --

       Base Rate (Current Month)                                                       8.38%
       Base Rate (Prior Month)                                                         8.25%
       Base Rate (Two Months Ago)                                                      8.13%

THREE MONTH AVERAGE BASE RATE                                                          8.25%

       Portfolio Yield (Current Month)                                                11.87%
       Portfolio Yield (Prior Month)                                                  14.40%
       Portfolio Yield (Two Months Ago)                                               12.33%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                   12.86%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                               $    56,948,726.39

INVESTOR DEFAULT AMOUNT                                                   $     3,204,308.49

REALLOCATED PRINCIPAL COLLECTIONS

       Allocable to Class C Interests                                     $             0.00
       Allocable to Class B Certificates                                  $             0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                         $             0.00
SERIES

CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                                     $             0.00
       Deficit Controlled Amortization Amount                             $             0.00

CONTROLLED DEPOSIT AMOUNT                                                 $             0.00

CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                                     $             0.00
       Deficit Controlled Accumulation Amount                             $             0.00

CONTROLLED DEPOSIT AMOUNT                                                 $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                       $    60,153,034.88
SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                              $             0.00

CLASS B INVESTOR CHARGE OFFS                                              $             0.00

CLASS C INVESTOR CHARGE OFFS                                              $             0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                   $             0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                   $             0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                                   $             0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                                    $    13,500,000.00
       Available Cash Collateral Amount                                   $    13,500,000.00


TOTAL DRAW AMOUNT                                                         $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                                           $             0.00





                                             First USA Bank, NA
                                             as Servicer

                                             By: /s/ Tracie H. Klein
                                                 -------------------------
                                                 Tracie H. Klein
                                                 First Vice President

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
                                  SERIES 1996-C

Pursuant to the "Pooling and Servicing Agreement"), dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"), First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"). First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1996-C Certificateholders and the performance of the CC Master Credit Card Trust II (the Trust") during the previous month. The information which is required to be prepared with respect to the May 15, 2000, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the April, 2000, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-C Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A)   Information Regarding Distributions to the Class A
          Certificateholders, per $1,000 original
          certificate principal amount.

          (1) The total amount of the distribution to Class
          A Certificateholders, per $1,000 original
          certificate principal amount                               $ 4.8766667

          (2) The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Class A Certificates, per $1,000 original
          certificate principal amount                               $ 4.8766667

          (3) The amount of the distribution set forth in
          paragraph 1 above in respect of principal of the
          Class A Certificates, per $1,000 original
          certificate principal amount                               $ 0.0000000

     B)   Class A Investor Charge Offs and Reimbursement of
          Charge Offs

          (1) The amount of Class A Investor Charge Offs             $ 0.0000000

          (2) The amount of Class A Investor Charge Offs set
          forth in paragraph 1 above, per $1,000 original
          certificate principal amount                               $ 0.0000000

          (3) The total amount reimbursed in respect of
          Class A Investor Charge Offs                               $ 0.0000000

          (4) The amount set forth in paragraph 3 above, per
          $1,000 original certificate principal amount               $ 0.0000000

          (5) The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date                                                       $ 0.0000000

     C)   Information Regarding Distributions to the Class B
          Certificateholders, per $1,000 original
          certificate principal amount.

          (1) The total amount of the distribution to Class
          B Certificatedholders, per $1,000 original
          certificate principal amount                               $ 5.0594443

          (2) The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Class B Certificates, per $1,000 original
          cerificate principal amount                                $ 5.0594443

          (3) The amount of the distribution set forth in
          paragraph 1 above in respect of principal on the
          Class B Certificates, per $1,000 original
          cerificate principal amount                                $ 0.0000000

     D)   Class B Investor Charge Offs and Reimbursement of
          Charge Offs

          (1) The amount of Class B Investor Charge Offs             $ 0.0000000

          (2) The amount of Class B Investor Charge Offs set
          forth in paragraph 1 above, per $1,000 original
          certificate principal amount                               $ 0.0000000

          (3) The total amount reimbursed in respect of
          Class B Investor Charge Offs                               $ 0.0000000

          (4) The amount set forth in paragraph 3 above, per
          $1,000 original certificate principal amount               $ 0.0000000

          (5) The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date                                                       $ 0.0000000

                                      First USA Bank, NA,
                                      as Servicer


                                      By /s/ Tracie H. Klein
                                         -------------------------------
                                         Tracie H. Klein
                                         First Vice President

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1996-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                            $   2,705,997,179.62
Beginning of the Month Finance Charge Receivables:                       $     126,088,094.43
Beginning of the Month Discounted Receivables:                           $               0.00
Beginning of the Month Total Receivables:                                $   2,832,085,274.05

Removed Principal Receivables:                                           $               0.00
Removed Finance Charge Receivables:                                      $               0.00
Removed Total Receivables:                                               $               0.00

Additional Principal Receivables:                                        $               0.00
Additional Finance Charge Receivables:                                   $               0.00
Additional Total Receivables:                                            $               0.00

Discounted Receivables Generated this Period:                            $               0.00

End of the Month Principal Receivables:                                  $   2,680,593,719.10
End of the Month Finance Charge Receivables:                             $     126,557,096.55
End of the Month Discounted Receivables:                                 $               0.00
End of the Month Total Receivables:                                      $   2,807,150,815.65

Special Funding Account Balance                                          $               0.00
Aggregate Invested Amount (all Master Trust II Series)                   $   2,300,000,000.00
End of the Month Transferor Amount                                       $     380,593,719.10
End of the Month Transferor Percentage                                                 14.20%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                                               RECEIVABLES

       30-59 Days Delinquent                                             $      53,079,113.57
       60-89 Days Delinquent                                             $      41,297,365.44
       90+ Days Delinquent                                               $      91,334,239.12




       Total 30+ Days Delinquent                                         $     185,710,718.13
       Delinquent Percentage                                                            6.62%

Defaulted Accounts During the Month                                      $      19,268,588.67
Annualized Default Percentage                                                           8.54%

Principal Collections                                                          342,451,916.88
Principal Payment Rate                                                                 12.66%

Total Payment Rate                                                                     13.60%

INVESTED AMOUNTS

       Class A Initial Invested Amount                                   $     184,500,000.00
       Class B Initial Invested Amount                                   $      19,125,000.00
       Class C Initial Invested Amount                                   $      21,375,000.00

INITIAL INVESTED AMOUNT                                                  $     225,000,000.00

       Class A Invested Amount                                           $     246,000,000.00
       Class B Invested Amount                                           $      25,500,000.00
       Class C Invested Amount                                           $      28,500,000.00

INVESTED AMOUNT                                                          $     300,000,000.00

       Class A Adjusted Invested Amount                                  $     246,000,000.00
       Class B Adjusted Invested Amount                                  $      25,500,000.00
       Class C Adjusted Invested Amount                                  $      28,500,000.00

ADJUSTED INVESTED AMOUNT                                                 $     300,000,000.00

PREFUNDED AMOUNT                                                         $               0.00

FLOATING ALLOCATION PERCENTAGE                                                         11.09%
PRINCIPAL ALLOCATION PERCENTAGE                                                        11.09%

       Class A Principal Allocation Percentage                                         82.00%
       Class B Principal Allocation Percentage                                          8.50%
       Class C Principal Allocation Percentage                                          9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                                      37,965,931.73

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                                       4,728,028.25

MONTHLY SERVICING FEE                                                    $         375,000.00

INVESTOR DEFAULT AMOUNT                                                  $       2,136,212.08

CLASS A AVAILABLE FUNDS --

CLASS A FLOATING ALLOCATION PERCENTAGE                                                 82.00%

       Class A Finance Charge Collections                                $       4,184,483.18
       Other Amounts                                                     $               0.00

TOTAL CLASS A AVAILABLE FUNDS                                            $       4,184,483.18

       Class A Monthly Interest                                          $       1,199,660.00
       Class A Servicing Fee                                             $         307,500.00
       Class A Investor Default Amount                                   $       1,751,693.90

TOTAL CLASS A EXCESS SPREAD                                              $         925,629.28

CLASS A REQUIRED AMOUNT                                                  $               0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING ALLOCATION PERCENTAGE                                                  8.50%

       Class B Finance Charge Collections                                $         433,757.38
       Other Amounts                                                     $               0.00

TOTAL CLASS B AVAILABLE FUNDS                                            $         433,757.38

       Class B Monthly Interest                                          $         129,015.83
       Class B Servicing Fee                                             $          31,875.00

TOTAL CLASS B EXCESS SPREAD                                              $         272,866.55
CLASS B INVESTOR DEFAULT AMOUNT                                                    181,578.03
CLASS B REQUIRED AMOUNT                                                            181,578.03


CLASS C FLOATING ALLOCATION PERCENTAGE                                                  9.50%

CLASS C MONTHLY SERVICING FEE                                                       35,625.00

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                                      $       1,647,658.52

       Excess Spread Applied to Class A Required Amount                  $               0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                                       $               0.00

       Excess Spread Applied to Class B
       Required Amount                                                   $         181,578.03

       Excess Spread Applied to Reductions of                            $               0.00
       Class B Invested Amount

       Excess Spread Applied to Class C Required Amount                  $         359,880.15

       Excess Spread Applied to Reductions of
       Class C Invested Amount                                           $               0.00

       Excess Spread Applied to Monthly Cash                             $          62,500.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral                          $               0.00
       Account

       Excess Spread Applied to Spread Account                           $               0.00

       Excess Spread Applied to Reserve Account                          $               0.00

       Excess Spread Applied to other amounts owed to                    $               0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders                          $               0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                              $       1,043,700.34



EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                        $       8,102,429.05

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                           $               0.00
SERIES 1996-C

       Excess Finance Charge Collections Applied to
       Class A Required Amount                                           $               0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                                      $               0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                                           $               0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                             $               0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                                           $               0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                             $               0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                                       $               0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor                      $               0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual
       Interest Holders                                                  $               0.00


YIELD AND BASE RATE --

       Base Rate (Current Month)                                                        8.37%
       Base Rate (Prior Month)                                                          8.24%
       Base Rate (Two Months Ago)                                                       8.12%

THREE MONTH AVERAGE BASE RATE                                                           8.24%

       Portfolio Yield (Current Month)                                                 11.87%
       Portfolio Yield (Prior Month)                                                   14.40%
       Portfolio Yield (Two Months Ago)                                                12.33%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                    12.86%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                              $      37,965,931.73

INVESTOR DEFAULT AMOUNT                                                  $       2,136,212.08

REALLOCATED PRINCIPAL COLLECTIONS

       Allocable to Class C Interests                                    $               0.00
       Allocable to Class B Certificates                                 $               0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                        $               0.00
SERIES

CLASS A SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                                    $               0.00
       Deficit Controlled Accumulation Amount                            $               0.00

CONTROLLED DEPOSIT AMOUNT                                                $               0.00

CLASS B SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                                    $               0.00
       Deficit Controlled Accumulation Amount                            $               0.00

CONTROLLED DEPOSIT AMOUNT                                                $               0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                      $      40,102,143.81
SHARING


INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                             $               0.00

CLASS B INVESTOR CHARGE OFFS                                             $               0.00

CLASS C INVESTOR CHARGE OFFS                                             $               0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                  $               0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                   $               0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                   $               0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                                   $       9,000,000.00
       Available Cash Collateral Amount                                  $       9,000,000.00

TOTAL DRAW AMOUNT                                                        $               0.00
CASH COLLATERAL ACCOUNT SURPLUS                                          $               0.00





                                   First USA Bank, NA
                                   as Servicer

                                   By: /s/ Tracie H. Klein
                                      ----------------------------
                                      Tracie H. Klein
                                      First Vice President

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
                                  SERIES 1998-A


Pursuant to the "Pooling and Servicing Agreement"), dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"), First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"). First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1998-A Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust")during the previous month. The information which is required to be prepared with respect to the May 15, 2000, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the April, 2000, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A)   Information Regarding Distributions to the Class A
          Certificateholders, per $1,000 original
          certificate principal amount.

          (1) The total amount of the distribution to Class
          A Certificateholders, per $1,000 original
          certificate principal amount                               $ 4.8844444

          (2) The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Class A Certificates, per $1,000 original
          certificate principal amount                               $ 4.8844444

          (3) The amount of the distribution set forth in
          paragraph 1 above in respect of principal of the
          Class A Certificates, per $1,000 original
          certificate principal amount                               $ 0.0000000

     B)   Class A Investor Charge Offs and Reimbursement of
          Charge Offs

          (1) The amount of Class A Investor Charge Offs             $ 0.0000000

          (2) The amount of Class A Investor Charge Offs set
          forth in paragraph 1 above, per $1,000 original
          certificate principal amount                               $ 0.0000000

          (3) The total amount reimbursed in respect of
          Class A Investor Charge Offs                               $ 0.0000000

          (4) The amount set forth in paragraph 3 above, per
          $1,000 original certificate principal amount               $ 0.0000000

          (5) The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date                                                       $ 0.0000000

     C)   Information Regarding Distributions to the Class B
          Certificateholders, per $1,000 original
          certificate principal amount.

          (1) The total amount of the distribution to Class
          B Certificatedholders, per $1,000 original
          certificate principal amount                               $ 5.0788889

          (2) The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Class B Certificates, per $1,000 original
          cerificate principal amount                                $ 5.0788889

          (3) The amount of the distribution set forth in
          paragraph 1 above in respect of principal on the
          Class B Certificates, per $1,000 original
          cerificate principal amount                                $ 0.0000000

     D)   Class B Investor Charge Offs and Reimbursement of
          Charge Offs

          (1) The amount of Class B Investor Charge Offs             $ 0.0000000

          (2) The amount of Class B Investor Charge Offs set
          forth in paragraph 1 above, per $1,000 original
          certificate principal amount                               $ 0.0000000

          (3) The total amount reimbursed in respect of
          Class B Investor Charge Offs                               $ 0.0000000

          (4) The amount set forth in paragraph 3 above, per
          $1,000 original certificate principal amount               $ 0.0000000

          (5) The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date                                                       $ 0.0000000

                                   First USA Bank, NA,
                                   as Servicer

                                   By /s/ Tracie H. Klein
                                      ------------------------------
                                      Tracie H. Klein
                                      First Vice President

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1998-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                      $ 2,705,997,179.62
Beginning of the Month Finance Charge Receivables:                 $   126,088,094.43
Beginning of the Month Discounted Receivables:                     $             0.00
Beginning of the Month Total Receivables:                          $ 2,832,085,274.05

Removed Principal Receivables:                                     $             0.00
Removed Finance Charge Receivables:                                $             0.00
Removed Total Receivables:                                         $             0.00

Additional Principal Receivables:                                  $             0.00
Additional Finance Charge Receivables:                             $             0.00
Additional Total Receivables:                                      $             0.00

Discounted Receivables Generated this Period:                      $             0.00

End of the Month Principal Receivables:                            $ 2,680,593,719.10
End of the Month Finance Charge Receivables:                       $   126,557,096.55
End of the Month Discounted Receivables:                           $             0.00
End of the Month Total Receivables:                                $ 2,807,150,815.65

Special Funding Account Balance                                    $             0.00
Aggregate Invested Amount (all Master Trust II Series)             $ 2,300,000,000.00
End of the Month Transferor Amount                                 $   380,593,719.10
End of the Month Transferor Percentage                                         14.20%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                                       RECEIVABLES

       30-59 Days Delinquent                                       $    53,079,113.57
       60-89 Days Delinquent                                       $    41,297,365.44
       90+ Days Delinquent                                         $    91,334,239.12


       Total 30+ Days Delinquent                                   $   185,710,718.13
       Delinquent Percentage                                                    6.62%

Defaulted Accounts During the Month                                $    19,268,588.67
Annualized Default Percentage                                                   8.54%

Principal Collections                                                  342,451,916.88
Principal Payment Rate                                                         12.66%

Total Payment Rate                                                             13.60%

INVESTED AMOUNTS

       Class A Initial Invested Amount                             $   370,500,000.00
       Class B Initial Invested Amount                             $    57,000,000.00
       Class C Initial Invested Amount                             $    47,500,000.00

INITIAL INVESTED AMOUNT                                            $   475,000,000.00

       Class A Invested Amount                                     $   468,000,000.00
       Class B Invested Amount                                     $    72,000,000.00
       Class C Invested Amount                                     $    60,000,000.00

INVESTED AMOUNT                                                    $   600,000,000.00

       Class A Adjusted Invested Amount                            $   468,000,000.00
       Class B Adjusted Invested Amount                            $    72,000,000.00
       Class C Adjusted Invested Amount                            $    60,000,000.00

ADJUSTED INVESTED AMOUNT                                           $   600,000,000.00

PREFUNDED AMOUNT                                                   $             0.00

FLOATING ALLOCATION PERCENTAGE                                                 22.17%
PRINCIPAL ALLOCATION PERCENTAGE                                                22.17%

       Class A Principal Allocation Percentage                                 78.00%
       Class B Principal Allocation Percentage                                 12.00%
       Class C Principal Allocation Percentage                                 10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                              75,931,863.51

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                               9,456,056.53

MONTHLY SERVICING FEE                                              $       750,000.00

INVESTOR DEFAULT AMOUNT                                            $     4,272,424.17

CLASS A AVAILABLE FUNDS --

CLASS A FLOATING ALLOCATION PERCENTAGE                                         78.00%

       Class A Finance Charge Collections                          $     7,960,724.10
       Other Amounts                                               $             0.00

TOTAL CLASS A AVAILABLE FUNDS                                      $     7,960,724.10

       Class A Monthly Interest                                    $     2,285,920.00
       Class A Servicing Fee                                       $       585,000.00
       Class A Investor Default Amount                             $     3,332,490.85

TOTAL CLASS A EXCESS SPREAD                                        $     1,757,313.25

CLASS A REQUIRED AMOUNT                                            $             0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING ALLOCATION PERCENTAGE                                         12.00%

       Class B Finance Charge Collections                          $     1,224,726.79
       Other Amounts                                               $             0.00

TOTAL CLASS B AVAILABLE FUNDS                                      $     1,224,726.79

       Class B Monthly Interest                                    $       365,680.00
       Class B Servicing Fee                                       $        90,000.00

TOTAL CLASS B EXCESS SPREAD                                        $       769,046.79
CLASS B INVESTOR DEFAULT AMOUNT                                            512,690.90
CLASS B REQUIRED AMOUNT                                                    512,690.90


CLASS C FLOATING ALLOCATION PERCENTAGE                                         10.00%

CLASS C MONTHLY SERVICING FEE                                               75,000.00

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                                $     3,471,965.68

       Excess Spread Applied to Class A Required Amount            $             0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                                 $             0.00

       Excess Spread Applied to Class B
       Required Amount                                             $       512,690.90

       Excess Spread Applied to Reductions of                      $             0.00
       Class B Invested Amount

       Excess Spread Applied to Class C Required Amount            $       759,975.75

       Excess Spread Applied to Reductions of
       Class C Invested Amount                                     $             0.00

       Excess Spread Applied to Monthly Cash                       $       125,000.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral                    $             0.00
       Account

       Excess Spread Applied to Spread Account                     $             0.00

       Excess Spread Applied to Reserve Account                    $             0.00

       Excess Spread Applied to other amounts owed to              $             0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders                    $             0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                            $     2,074,299.03


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                  $     8,102,429.05

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                     $             0.00
SERIES 1998-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                                     $             0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                                $             0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                                     $             0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                       $             0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                                     $             0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                       $             0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                                 $             0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor                $             0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual Interest
       Holders                                                     $             0.00

YIELD AND BASE RATE --

       Base Rate (Current Month)                                                8.40%
       Base Rate (Prior Month)                                                  8.27%
       Base Rate (Two Months Ago)                                               8.15%

THREE MONTH AVERAGE BASE RATE                                                   8.27%

       Portfolio Yield (Current Month)                                         11.87%
       Portfolio Yield (Prior Month)                                           14.40%
       Portfolio Yield (Two Months Ago)                                        12.33%

THREE MONTH AVERAGE PORTFOLIO YIELD                                            12.86%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                        $    75,931,863.51

INVESTOR DEFAULT AMOUNT                                            $     4,272,424.17

REALLOCATED PRINCIPAL COLLECTIONS

        Allocable to Class C Interests                             $             0.00
        Allocable to Class B Certificates                          $             0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                  $             0.00
SERIES

CLASS A SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                              $             0.00
       Deficit Controlled Accumulation Amount                      $             0.00

CONTROLLED DEPOSIT AMOUNT                                          $             0.00

CLASS B SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                              $             0.00
       Deficit Controlled Accumulation Amount                      $             0.00

CONTROLLED DEPOSIT AMOUNT                                          $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                $    80,204,287.68
SHARING


INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                       $             0.00

CLASS B INVESTOR CHARGE OFFS                                       $             0.00

CLASS C INVESTOR CHARGE OFFS                                       $             0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                            $             0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                             $             0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                             $             0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                             $    18,000,000.00
       Available Cash Collateral Amount                            $    18,000,000.00

TOTAL DRAW AMOUNT                                                  $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                                    $             0.00



                                           First USA Bank, NA
                                           as Servicer

                                           By: /s/ Tracie H. Klein
                                               -------------------------
                                               Tracie H. Klein
                                               First Vice President